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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)                  July 18, 1996
                                                   ----------------------------



                              LADD FURNITURE, INC.
             (Exact name of registrant as specified in its charter)




   North Carolina                    0-11577                        56-1311320
===============================================================================
       (State or other                (Commission              (I.R.S. Employer
         jurisdiction                  File Number)          Identification No.)
       of Incorporation)
===============================================================================




One Plaza Center, Box HP-3, High Point, North Carolina               27261-1500
================================================================================
   (Address of principal executive offices)                           (Zip Code)


Registrant's telephone number, including area code              (910) 889-0333
                                                    --------------------------


                                       N/A
         (Former name or former address, if changed since last report.)





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ITEM 1.  Changes in Control of Registrant.

                  Not Applicable.


ITEM 2.  Acquisition or Disposition of Assets.

                  Not Applicable.


ITEM 3.  Bankruptcy or Receivership.

                  Not Applicable.


ITEM 4.  Changes in Registrant's Certifying Accountant.

                  Not Applicable.


ITEM 5.  Other Events.

         On July 12, 1996, the Registrant entered into a Loan and Security Agreement with certain of the Registrant's subsidiaries, the financial institutions parties thereto from time to time as "Lenders", NationsBank, N.A. (South) ("NationsBank") and Fleet Capital Corporation as the "Co-Agents" and NationsBank as the agent for the Lenders providing for a $190 million credit facility (the "Credit Facility"). The initial funding of this Credit Facility occurred on July 18, 1996. The Credit Facility consists of a $125 million three-year revolving credit facility and a $65 million term loan and is secured by a first priority lien on substantially all of the assets of the Registrant and its subsidiaries. The Credit Facility was used to refinance the Registrant's existing credit facility and provides additional liquidity.

         On July 22, 1996, the Registrant issued a press release reporting its second quarter results of operations. The press release is attached hereto as
Exhibit 10.3.


ITEM 6.  Resignations of Registrant's Directors.

                  Not Applicable.



                                        2

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ITEM 7.  Financial Statements and Exhibits.

                  a)       Exhibits

                           10.1 Loan and Security Agreement dated as of July 12, 1996 among LADD Furniture, Inc., certain of its subsidiaries, the financial institutions party thereto from time to time as the lenders, NationsBank, N.A. (South) and Fleet Capital Corporation as the "Co-Agent," and NationsBank, N.A. (South), as agent for the lenders.

                           10.2     Press Release dated July 18, 1996.

                           10.3     Press Release dated July 22, 1996.


ITEM 8.  Change in Fiscal Year.

                  Not Applicable.

                                        3

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                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    LADD FURNITURE, INC.


Date:    July 24, 1996              By: /s/William S. Creekmuir
                                        -----------------------
                                           William S. Creekmuir

                              Title:  Executive Vice President, Chief Financial
                                       Officer, Treasurer and Secretary














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